                             LETTER OF TRANSMITTAL

                TO TENDER UNITS OF LIMITED PARTNERSHIP INTEREST

                                       IN


                        BURGUNDY COURT ASSOCIATES, L.P.



                              PURSUANT TO AN OFFER


                              DATED MARCH 31, 1999


                                       BY

                             AIMCO PROPERTIES, L.P.
                             ---------------------
                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
        5:00 P.M., NEW YORK CITY TIME, ON JUNE 4, 1999, UNLESS EXTENDED.

                             ---------------------

                    The Information Agent for the offer is:

                     RIVER OAKS PARTNERSHIP SERVICES, INC.

             By Mail:                       By Overnight Courier:                     By Hand:
           P.O. Box 2065                      111 Commerce Road                   111 Commerce Road
  S. Hackensack, N.J. 07606-2065            Carlstadt, N.J. 07072               Carlstadt, N.J. 07072
                                         Attn.: Reorganization Dept.         Attn.: Reorganization Dept.

                                 By Telephone:

                            Toll Free (888) 349-2005

                                       or
                                 (201) 896-1900

                                    By Fax:
                                 (201) 896-0910

------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF UNITS TENDERED
------------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF
     REGISTERED HOLDER(S)
  (PLEASE INDICATE CHANGES OR                                NUMBER OF UNITS TENDERED
   CORRECTIONS TO THE NAME,                           (ATTACH ADDITIONAL LIST, IF NECESSARY)
          ADDRESS AND
   TAX IDENTIFICATION NUMBER
        PRINTED BELOW.)
------------------------------------------------------------------------------------------------------------------------------
                                                                                   2. NUMBER  3. NUMBER
                                                                                    OF UNITS   OF UNITS  4. NUMBER
                                                                         1. TOTAL   TENDERED   TENDERED   OF UNITS   5. TOTAL
                                                                        NUMBER OF     FOR        FOR      TENDERED    NUMBER
                                                                          UNITS    PREFERRED    COMMON      FOR      OF UNITS
                                                                          OWNED     OP UNITS   OP UNITS     CASH     TENDERED
                                                                           (#)        (#)        (#)        (#)        (#)
                                                                        ------------------------------------------------------

                                                                        ------------------------------------------------------

                                                                        ------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

     To participate in the offer and receive either cash, Partnership Common Units ("Common OP Units") of AIMCO Properties, L.P. (the "Purchaser") or Class Two Partnership Preferred Units ("Preferred OP Units") of the Purchaser, you must send a duly completed and executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal so that such documents are received by River Oaks Partnership Services, Inc., the Information Agent, on or prior to June 4, 1999 (the "Expiration Date"). THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR OPTION AND RISK AND, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. DELIVERY OF THIS LETTER OF TRANSMITTAL OR ANY OTHER REQUIRED DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

     FOR INFORMATION OR ASSISTANCE IN CONNECTION WITH THE OFFER OR THE COMPLETION OF THIS LETTER OF TRANSMITTAL, PLEASE CONTACT THE INFORMATION AGENT AT (888) 349-2005 (TOLL FREE) OR (201) 896-1900.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 4 AND 9)

To be completed ONLY if the consideration for the purchase price of Units accepted for payment is to be issued in the name of someone other than the undersigned.

[ ]  Issue consideration to:

Name: ------------------------------------------

                             (Please Type or Print)


Address: ---------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------
                               (Include Zip Code)

------------------------------------------------
                  (Tax Identification or Social Security No.)
                           (See Substitute Form W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 4 AND 9)

To be completed ONLY if the consideration for the purchase price of Units accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

[ ]  Mail consideration to:

Name: ------------------------------------------

                             (Please Type or Print)


Address: ---------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------
                               (Include Zip Code)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     The undersigned (the "Limited Partner") hereby acknowledges that he or she has received and reviewed (i) the Apartment Investment and Management Company and AIMCO Properties, L.P. Prospectus, dated March 26, 1999, as supplemented or amended from time to time, (ii) the Purchaser's Prospectus Supplement, dated March 31, 1999, which describes the exchange offer, as supplemented or amended from time to time, and (iii) this Letter of Transmittal, including the Instructions hereto, as it may be supplemented or amended from time to time (the "Letter of Transmittal"). (all constituting the "Offer").



     Upon the terms and subject to the conditions set forth in the Offer, the undersigned hereby tenders to the Purchaser the units of limited partnership interest ("Units") in Burgundy Court Associates, L.P., a Delaware limited partnership (the "Partnership"), set forth in the box above entitled "Description of Units Tendered" under the column entitled "Total Number of Units Tendered." For each Unit that you tender, you may choose to receive as consideration per Unit (the "Offer Price") any combination of 3,437.50 Class Two Partnership Preferred Units ("Preferred OP Units"), 2,283.75 Partnership Common Units ("Common OP Units") or $85,934 in cash, reduced in each case for the amount of distributions, if any, made by the Partnership from the date the Offer commences (the "Offer Date") until the Expiration Date. The number of Units you choose to tender for each type of consideration will be set forth by you in the box above entitled "Description of Units Tendered" under the columns entitled "Number of Units Tendered for Preferred OP Units," "Number of Units Tendered for Common OP Units," and "Number of Units Tendered for Cash." ALL HOLDERS OF UNITS WHO DO NOT SPECIFY WHICH TYPE OF CONSIDERATION THEY WISH TO RECEIVE WILL BE DEEMED TO HAVE ELECTED TO RECEIVE PREFERRED OP UNITS.


     Subject to and effective upon payment of any of the Units tendered hereby in accordance with the terms of the Offer, the undersigned hereby irrevocably sells, assigns, transfers, conveys and delivers to, or upon the order of, the Purchaser all right, title and interest in and to such Units tendered hereby that are accepted for payment pursuant to the Offer, including, without limitation, (i) all of the undersigned's interest in the capital of the Partnership, and the undersigned's interest in all profits, losses and distributions of any kind to which the undersigned shall at any time be entitled in respect of the Units; (ii) all other payments, if any, due or to become due to the undersigned in respect of the Units, under or arising out of the Partnership Agreement, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise; (iii) all of the undersigned's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under or arising out of the Partnership Agreement or the undersigned's ownership of the Units, including, without limitation, all voting rights, rights of first offer, first refusal or similar rights, and rights to be substituted as a limited partner of the Partnership; and (iv) all present and future claims, if any, of the undersigned against the Partnership, the other partners of the Partnership, or the general partner and its affiliates, including the Purchaser, under or arising out of the Partnership Agreement, the undersigned's status as a limited partner, or the terms or conditions of the Offer, for monies loaned or advanced, for services rendered, for the management of the Partnership or otherwise.

     The undersigned hereby irrevocably constitutes and appoints the Purchaser and any designees of the Purchaser as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote or act in such manner as any such attorney and proxy or substitute shall, in its sole discretion, deem proper with respect to such Units, to do all such acts and things necessary or expedient to deliver such Units and transfer ownership of such Units on the partnership books maintained by the general partner of the Partnership, together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Purchaser, to sign any and all documents necessary to authorize the transfer of the Units to the Purchaser including, without limitation, the "Transferor's (Seller's) Application for Transfer" created by the National Association of Securities Dealers, Inc., if required, and upon receipt by the Information Agent (as the undersigned's agent) of the offer price, to become a substitute limited partner, to receive any and all distributions made by the Partnership from and after the expiration date of the offer (regardless of the record date for any such distribution), and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units all in accordance with the terms of the Offer. This appointment is effective upon the purchase of the Units by the Purchaser as provided in the Offer. Upon the purchase of Units pursuant to the Offer, all prior proxies and consents given by the undersigned with respect to such Units will be revoked and no subsequent proxies or consents may be given (and if given will not be deemed effective).

     In addition to and without limiting the generality of the foregoing, the undersigned hereby irrevocably (i) requests and authorizes (subject to and effective upon acceptance for payment of any Unit tendered hereby) the Partnership and general partner to take any and all actions as may be required to effect the transfer of the undersigned's Units to the Purchaser (or its designee) and to admit the Purchaser as a substitute limited partner in the Partnership under the terms of the Partnership Agreement; (ii) empowers the Purchaser and its agent to execute and deliver to the general partner a change of address form instructing the general partner to send any and all future distributions to the address specified in the form, and to endorse any check payable to or upon the order of such Limited Partner representing a distribution to which the Purchaser is entitled to the terms of the offer, in each case in the name and on behalf of the tendering Limited Partner; and (iii) agrees not to exercise any rights pertaining to the Units without the prior consent of the Purchaser.

     NOTWITHSTANDING ANY PROVISION IN THE PARTNERSHIP AGREEMENT TO THE CONTRARY, THE UNDERSIGNED HEREBY DIRECTS THE GENERAL PARTNER OF THE PARTNERSHIP TO MAKE ALL DISTRIBUTIONS AFTER THE PURCHASER ACCEPTS THE TENDERED UNITS FOR PAYMENT TO THE PURCHASER OR ITS DESIGNEE. Subject to and effective upon acceptance for payment of any Unit tendered hereby, the undersigned hereby requests that the Purchaser be admitted to each Partnership as a substitute limited partner under the terms of its Partnership Agreement. Upon request, the undersigned will execute and deliver additional documents deemed by the Information Agent or the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of Units tendered hereby and will hold any distributions received from the Partnership after the Expiration Date in trust for the benefit of the Purchaser and, if necessary, will promptly forward to the Purchaser any such distributions immediately upon receipt. The Purchaser reserves the right to transfer or assign, in whole or in part, from time to time, to one or more of its affiliates, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of tendering limited partners to receive payment for Units validly tendered and accepted for payment pursuant to the Offer.

     By executing this Letter of Transmittal, the undersigned represents that either (i) the undersigned is not a plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of any such plan, or (ii) the tender and acceptance of Units pursuant to the Offer will not result in a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

     The undersigned understands that a tender of Units to the Purchaser will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Purchaser may not be required to accept for payment any of the Units tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for Units not accepted for payment may be destroyed by the Purchaser (or its agent). UNITS TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THEIR ACCEPTANCE FOR PAYMENT AS PROVIDED IN THE OFFER.

     THE UNDERSIGNED HAS BEEN ADVISED THAT THE PURCHASER IS AN AFFILIATE OF THE GENERAL PARTNER OF THE PARTNERSHIP AND THE GENERAL PARTNER OF THE PARTNERSHIP MAKES NO RECOMMENDATION TO THE UNDERSIGNED AS TO WHETHER TO TENDER OR TO REFRAIN FROM TENDERING UNITS IN THE OFFER AND THE UNDERSIGNED HAS MADE HIS OR HER OWN DECISION TO TENDER UNITS.

     The undersigned hereby represents and warrants for the benefit of the Partnership and the Purchaser that the undersigned owns the Units tendered hereby and has full power and authority and has taken all necessary action to validly tender, sell, assign, transfer, convey and deliver the Units tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claims and that the transfer and assignment contemplated herein are in compliance with all applicable laws and regulations.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned shall be binding upon the heirs, personal representatives, trustees in bankruptcy, legal representatives, and successors and assigns of the undersigned.


     The undersigned, if he is accepting the Offer for OP Units, hereby acknowledges that he has reviewed the Third Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") attached as Appendix B to the Prospectus, and hereby accepts admission to the Partnership as an Additional Limited Partner and agrees to be bound by all of the provisions of the Partnership Agreement, which is incorporated herein by reference, including, without limitation, the power of attorney set forth in Section 2.4 of the Partnership Agreement.

                                 SIGNATURE BOX
                              (SEE INSTRUCTION 2)

     Please sign exactly as your name is printed on the front of this Letter of Transmittal. For joint owners, each joint owner must sign. (See Instruction 2).

     TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF A CORPORATION OR OTHER PERSONS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE COMPLETE THIS BOX AND SEE INSTRUCTION 2.

     The signatory hereto hereby tenders the Units indicated in this Letter of Transmittal to the Purchaser pursuant to the terms of the Offers, and certifies under penalties of perjury that the statements in Box A, Box B and, if applicable, Box C are true.

X ------------------------------------------------------------------------------
                              (SIGNATURE OF OWNER)

X ------------------------------------------------------------------------------
                           (SIGNATURE OF JOINT OWNER)

Name and Capacity (if other than individuals): ---------------------------------

Title: -------------------------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
(CITY)                         (STATE)                         (ZIP)

Area Code and Telephone No. (Day): ---------------------------------------------

                   (Evening): --------------------------------------------------

                              SIGNATURE GUARANTEE
                                 (IF REQUIRED)
                              (SEE INSTRUCTION 2)

Name and Address of Eligible Institution: --------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Authorized Signature: X --------------------------------------------------------

Name: --------------------------------------------------------------------------

Title: ----------------------------      Date: ---------------------------, 1999

                               TAX CERTIFICATIONS

                              (SEE INSTRUCTION 5)


     By signing the Letter of Transmittal in the Signature Box, the Limited Partner certifies as true under penalty of perjury, the representations in Boxes A, B and C below. Please refer to the attached Instructions for completing this Letter of Transmittal and Boxes A, B and C below.

                                     BOX A
                              SUBSTITUTE FORM W-9

                          (SEE INSTRUCTION 5 -- BOX A)


     The Limited Partner hereby certifies the following to the Purchaser under penalties of perjury:

     (i) The Taxpayer Identification No. ("TIN") printed (or corrected) on the front of this Letter of Transmittal is the correct TIN of the Limited Partner, unless the Units are held in an Individual Retirement Account (IRA); or if this box [ ] is checked, the Limited Partner has applied for a TIN. If the Limited Partner has applied for a TIN, a TIN has not been issued to the Limited Partner, and either (a) the Limited Partner has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the Limited Partner intends to mail or deliver an application in the near future (it being understood that if the Limited Partner does not provide a TIN to the Purchaser, 31% of all reportable payments made to the Limited Partner will be withheld); and

     (ii) Unless this box [ ] is checked, the Limited Partner is not subject to backup withholding either because the Limited Partner: (a) is exempt from backup withholding; (b) has not been notified by the IRS that the Limited Partner is subject to backup withholding as a result of a failure to report all interest or dividends; or (c) has been notified by the IRS that such Limited Partner is no longer subject to backup withholding.

Note: Place an "X" in the box in (ii) above, only if you are unable to certify that the Limited Partner is not subject to backup withholding.

                                     BOX B
                                FIRPTA AFFIDAVIT

                          (SEE INSTRUCTION 5 -- BOX B)


     Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg. 1.1445-11T(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash equivalents, and the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to the Limited Partner's Units in the Partnership, the person signing this Letter of Transmittal hereby certifies the following under penalties of perjury:

     (i) Unless this box [ ] is checked, the Limited Partner, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     (ii) The Limited Partner's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as furnished in the blank provided for that purpose on the front of the Letter of Transmittal;

     (iii) The Limited Partner's home address (for individuals), or office address (for non-individuals), is correctly printed (or corrected) on the front of this Letter of Transmittal.

     The person signing this Letter of Transmittal understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

                          (SEE BOX C ON REVERSE SIDE)

                                     BOX C
                              SUBSTITUTE FORM W-8

                          (SEE INSTRUCTION 5 -- BOX C)


     By checking this box [ ], the person signing this Letter of Transmittal hereby certifies under penalties of perjury that the Limited Partner is an "exempt foreign person" for purposes of the Backup Withholding rules under the U.S. Federal income tax laws, because the Limited Partner has the following characteristics:

     (i) Is a nonresident alien individual or a foreign corporation, partnership, estate or trust;

     (ii) If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year; and

     (iii) Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

                                  INSTRUCTIONS
                      FOR COMPLETING LETTER OF TRANSMITTAL


  1. REQUIREMENTS OF TENDER. To be effective, a duly completed and signed Letter of Transmittal (or facsimile thereof) and any other required documents must be received by the Information Agent at one of its addresses (or its facsimile number) set forth herein before 5:00 p.m., New York City Time, on June 4, 1999, unless extended. To ensure receipt of the Letter of Transmittal and any other required documents, it is suggested that you use overnight courier delivery or, if the Letter of Transmittal and any other required documents are to be delivered by United States mail, that you use certified or registered mail, return receipt requested. WHERE NO DEFINITIVE INDICATION IS MARKED IN THE BOX ENTITLED "DESCRIPTION OF UNITS TENDERED" UNDER THE COLUMNS ENTITLED "NUMBER OF UNITS TENDERED FOR PREFERRED OP UNITS," "NUMBER OF UNITS TENDERED FOR COMMON OP UNITS," AND "NUMBER OF UNITS TENDERED FOR CASH," LETTERS OF TRANSMITTAL THAT HAVE BEEN DULY EXECUTED SHALL BE DEEMED TO HAVE TENDERED ALL UNITS FOR PREFERRED OP UNITS PURSUANT TO THE OFFER. UNLESS OTHERWISE INDICATED, ALL UNITS LISTED AS OWNED WILL BE DEEMED TO HAVE BEEN ENTERED PURSUANT TO THE OFFER.


     WHEN TENDERING BY FACSIMILE, PLEASE TRANSMIT ALL PAGES OF THE LETTER OF TRANSMITTAL, INCLUDING TAX CERTIFICATIONS (BOXES A, B AND C).

     THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING LIMITED PARTNER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

  2.SIGNATURE REQUIREMENTS.

     INDIVIDUAL AND JOINT OWNERS -- After carefully reading and completing the Letter of Transmittal, to tender Units, Limited Partners must sign at the "X" in the Signature Box of the Letter of Transmittal. The signature(s) must correspond exactly with the names printed (or corrected) on the front of the Letter of Transmittal. If the Letter of Transmittal is signed by the Limited Partner (or beneficial owner in the case of an IRA), no signature guarantee on the Letter of Transmittal is required. If any tendered Units are registered in the names of two or more joint owners, all such owners must sign this Letter of Transmittal.

     IRA'S/ELIGIBLE INSTITUTIONS -- For Units held in an IRA account, the beneficial owner should sign in the Signature Box and no signature guarantee is required. Similarly, if Units are tendered for the account of a member firm of a registered national security exchange, a member firm of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States (each an "Eligible Institution"), no signature guarantee is required.

     TRUSTEES, CORPORATIONS, PARTNERSHIPS AND FIDUCIARIES -- Trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partners of a partnership or other persons acting in a fiduciary or representative capacity must sign at the "X" in the Signature Box and have their signatures guaranteed by an Eligible Institution by completing the signature guarantee set forth in the Signature Box of the Letter of Transmittal. If the Letter of Transmittal is signed by trustees, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partners of a partnership or others acting in a fiduciary or representative capacity, such persons should, in addition to having their signatures guaranteed, indicate their title in the Signature Box and must submit proper evidence satisfactory to the Purchaser of their authority to so act (see Instruction 3 below).

  3. DOCUMENTATION REQUIREMENTS. In addition to the information required to be completed on the Letter of Transmittal, additional documentation may be required by the Purchaser under certain circumstances including, but not limited to, those listed below. Questions on documentation should be directed to the Information Agent at its telephone number set forth herein.

     DECEASED OWNER (JOINT TENANT) -- Copy of death certificate.
     DECEASED OWNER (OTHERS) -- Copy of death certificate (see also Executor/Administrator/Guardian below).

     EXECUTOR/ADMINISTRATOR/GUARDIAN -- Copy of court appointment documents for executor or administrator; and (a) a copy of applicable provisions of the will (title page, executor(s)' powers, asset distribution); or (b) estate distribution documents.
     ATTORNEY-IN-FACT -- Current power of attorney.
     CORPORATION/PARTNERSHIP -- Corporate resolution(s) or other evidence of authority to act. Partnership should furnish copy of the partnership agreement.
     TRUST/PENSION PLANS -- Unless the trustee(s) are named in the registration, a copy of the cover page of the trust or pension plan, along with a copy of the section(s) setting forth names and powers of trustee(s) and any amendments to such sections or appointment of successor trustee(s).

  4. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If consideration is to be issued in the name of a person other than the person signing the Signature Box of the Letter of Transmittal or if consideration is to be sent to someone other than such signer or to an address other than that set forth on the Letter of Transmittal in the box entitled "Description of Units Tendered," the appropriate boxes on the Letter of Transmittal should be completed.

  5. TAX CERTIFICATIONS. The Limited Partner(s) tendering Units to the Purchaser pursuant to the Offer must furnish the Purchaser with the Limited Partner's taxpayer identification number ("TIN") and certify as true, under penalties of perjury, the representations in Box A, Box B and, if applicable, Box C. By signing the Signature Box, the Limited Partner(s) certifies that the TIN as printed (or corrected) on this Letter of Transmittal in the box entitled "Description of Units Tendered" and the representations made in Box A, Box B and, if applicable, Box C, are correct. See attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidance in determining the proper TIN to give the Purchaser.

     U.S. PERSONS. A limited partner that is a U.S. citizen or a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "U.S. Persons"), as those terms are defined in the Code, should follow the instructions below with respect to certifying Box A and Box B.

     BOX A -- SUBSTITUTE FORM W-9.

     Part (i), Taxpayer Identification Number -- Tendering limited partners must certify to the Purchaser that the TIN as printed (or corrected) on this Letter of Transmittal in the box entitled "Description of Units Tendered" is correct. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service (the "IRS"), in addition to the limited partner being subject to backup withholding.

     Part (ii), Backup Withholding -- In order to avoid 31% Federal income tax backup withholding, the tendering limited partner must certify, under penalties of perjury, that such limited partner is not subject to backup withholding. Certain limited partners (including, among others, all corporations and certain exempt non-profit organizations) are not subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. DO NOT CHECK THE BOX IN BOX A, PART (II), UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

     When determining the TIN to be furnished, please refer to the following as a guide:

     Individual accounts -- should reflect owner's TIN.
     Joint accounts -- should reflect the TIN of the owner whose name appears first.
     Trust accounts -- should reflect the TIN assigned to the trust.
     IRA custodial accounts -- should reflect the TIN of the custodian (not necessary to provide). Custodial accounts for the benefit of minors -- should reflect the TIN of the minor. Corporations, partnership or other business entities -- should reflect the TIN assigned to that entity.

     By signing the Signature Box, the limited partner(s) certifies that the TIN as printed (or corrected) on the front of the Letter of Transmittal is correct.

     BOX B -- FIRPTA AFFIDAVIT -- Section 1445 of the Code requires that each limited partner transferring interests in a partnership with real estate assets meeting certain criteria certify under penalty of perjury the representations made in Box B, or be subject to withholding of tax equal to 10% of the purchase price \for interests purchased. Tax withheld under Section 1445 of the Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. PART (I) SHOULD BE CHECKED ONLY IF THE TENDERING LIMITED PARTNER IS NOT A U.S. PERSON, AS DESCRIBED THEREIN.

     BOX C -- FOREIGN PERSONS -- In order for a tendering Limited Partner who is a Foreign Person (i.e., not a U.S. Person, as defined above) to qualify as exempt from 31% backup withholding, such foreign Limited Partner must certify, under penalties of perjury, the statement in Box C of this Letter of Transmittal, attesting to that Foreign Person's status by checking the box preceding such statement. UNLESS THE BOX IS CHECKED, SUCH LIMITED PARTNER WILL BE SUBJECT TO 31% WITHHOLDING OF TAX.

  6. CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted.

  7. VALIDITY OF LETTER OF TRANSMITTAL. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal and other required documents will be determined by the Purchaser and such determination will be final and binding. The Purchaser's interpretation of the terms and conditions of the Offer (including these Instructions for this Letter of Transmittal) will be final and binding. The Purchaser will have the right to waive any irregularities or conditions as to the manner of tendering. Any irregularities in connection with tenders, unless waived, must be cured within such time as the Purchaser shall determine. This Letter of Transmittal will not be valid until any irregularities have been cured or waived. Neither the Purchaser nor the Information Agent are under any duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give such notification.

  8. ASSIGNEE STATUS. Assignees must provide documentation to the Information Agent which demonstrates, to the satisfaction of the Purchaser, such person's status as an assignee.

  9. TRANSFER TAXES. The amount of any transfer taxes (whether imposed on the registered holder or any person other than the person signing the Letter of Transmittal) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.


 10. TENDERING UNITS. A limited partner may tender any or all of his, her or its Units.


 11. CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------            ---------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:          GIVE THE                          FOR THIS TYPE OF ACCOUNT:          GIVE THE
                                   TAXPAYER                                                             TAXPAYER
                                   IDENTIFICATION                                                       IDENTIFICATION
---------------------------------------------------------            ---------------------------------------------------------
 1.  An individual account         The individual
 2.  Two or more individuals       The actual owner of
     (joint account)               the account or, if
                                   combined funds, the
                                   first individual on
                                   the account
 3.  Husband and wife (joint       The actual owner of
     account)                      the account or, if
                                   joint funds, either
                                   person
 4.  Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint        The adult or, if the
     account)                      minor is the only
                                   contributor, the
                                   minor(1)
 6.  Account in the name of        The ward, minor, or
     guardian or committee for a   incompetent person(3)
     designated ward, minor, or
     incompetent person(3)
 7.  a The usual revocable         The grantor trustee(1)
       savings trust account
       (grantor is also trustee)
     b So-called trust account     The actual owner(1)
       that is not a legal or
       valid trust under state
       law
 8.  Sole proprietorship account   The owner(4)
 9.  A valid trust, estate or      The legal entity (Do
     pension trust                 not furnish the
                                   identifying number of
                                   the personal
                                   representative or
                                   trustee unless the
                                   legal entity itself is
                                   not designated in the
                                   account title.)(5)
10.  Corporate account             The corporation
11.  Religious, charitable, or     The organization
     educational organization
     account
12.  Partnership account held in   The partnership
     the name of the business
13.  Association, club, or other   The organization
     tax-exempt organization
14.  A broker or registered        The broker or nominee
     nominee
15.  Account with the Department   The public entity
     of Agriculture in the name
     of a public entity (such as
     a State or local government,
     school district, or prison)
     that receives agricultural
     program payments

--------------------------------------    --------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's or incompetent person's name and furnish such person's social security number or employer identification number.
(4) Show your individual name. You may also enter your business name. You may use your social security number or employer identification number.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

 - A corporation.

 - A financial institution.

 - An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.

 - The United States or any agency or instrumentality thereof.

 - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 - An international organization or any agency, or instrumentality thereof.

 - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

 - A real estate investment trust.

 - A common trust fund operated by a bank under section 584(a) of the Code.

 - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

 - An entity registered at all times under the Investment Company Act of 1940.

 - A foreign central bank of issue.

 - A futures commission merchant registered with the Commodity Futures Trading Commission.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 - Payments to nonresident aliens subject to withholding under section 1441 of the Code.

 - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

 - Payments of patronage dividends where the amount received is not paid in money.

 - Payments made by certain foreign organizations.

 - Payments made to an appropriate nominee.

 - Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

 - Payments of interest on obligations issued by individuals.

 Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 - Payments of tax-exempt interest (including exempt interest dividends under section 852 of the Code).

 - Payments described in section 6049(b)(5) to nonresident aliens.

 - Payments on tax-free covenant bonds under section 1451 of the Code.

 - Payments made by certain foreign organizations.

 - Payments of mortgage interest to you.

 - Payments made to an appropriate nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(A), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a correct taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

                    The Information Agent for the offer is:

                     River Oaks Partnership Services, Inc.

                                    By Mail:
                                 P.O. Box 2065
                         S. Hackensack, N.J. 07606-2065

                             By Overnight Courier:
                               111 Commerce Road
                             Carlstadt, N.J. 07072
                          Attn.: Reorganization Dept.

                                    By Hand:
                               111 Commerce Road
                             Carlstadt, N.J. 07072
                          Attn.: Reorganization Dept.

                                 By Telephone:

                            Toll Free (888) 349-2005

                                       or
                                 (201) 896-1900

                                    By Fax:
                                 (201) 896-0910